Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEICX)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2025
In the section entitled “Who Manages and Provides Services to the Fund?,” under “Portfolio Manager Information,” please delete the introductory tables for Stephen K. Gutch and Eric M. Triplett and replace with the following:
Types of Accounts Managed by Stephen K. Gutch	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$2.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	26/$172.0 million
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001 - $500,000.
Types of Accounts Managed by Eric M. Triplett	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	1/$195.6 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	26/$172.0 million
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
February 20, 2025

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456960 (2/25)
© 2025 Federated Hermes, Inc.